KEYCO BOND FUND, INC.
       27777 Franklin Road - Suite 1850
          Southfield, Michigan 48034
                (248) 353-0790

               November 19, 1999


To Our Shareholders:

We are pleased to send you this Annual Report of Keyco Bond Fund, Inc. for the year ended September 30, 1999.

Net investment income for the year was $1,441,651 or $1.13 per share compared with $1,499,756 or $1.18 per share last year. Most of this change was caused by a $58,855 decline in interest income as bonds purchased in recent years yielded less than the matured or called bonds which they replaced, many of which were purchased a number of years ago.

During the fiscal year, market interest rates increased causing the value of the Fund's bond portfolio to decrease by $1,184,299 or 4.4%.

During the year, 26 bonds were either called, sold or matured for total proceeds of $5,714,974. Near the end of the year when interest rates were rising, the Fund took the opportunity to improve yields and extend maturities. As a result of the dispositions, the Fund realized a loss of $59,523 which can be used to offset future gains.

The cash from these dispositions was reinvested in bonds maturing in sixteen to nineteen years. Portfolio turnover was 21.6%, which was higher than recent years as a result of early calls and the changing interest rate environment.

The net asset value of the Fund was $20.47 per share on September 30, 1999, a decrease of $.99 per share from the prior year. The weighted average annual yield on the bonds in the Fund as of September 30, 1999 was 6% based on cost, and 5.8% based on market value, and the weighted average maturity was 9.4 years.

The Board of Directors, on November 2, 1999, declared quarterly dividends which total $1.12 per share for the year ending September 30, 2000. All shareholders will be sent quarterly dividend payments on November 2, 1999, February 1, 2000, May 1, 2000, August 1, 2000 and November 1, 2000.

The Annual Meeting of Shareholders of Keyco Bond Fund, Inc. will be held at 27777 Franklin Road, Suite 1850, Southfield, Michigan, on Wednesday, December 15, 1999, at 11:00 a.m. for the purpose of electing Directors and ratifying the selection of PricewaterhouseCoopers LLP as our auditors.

Mark Schlussel and David Page continue to serve as independent outside Directors, and their remuneration is $1,000 each per meeting. In addition, the Fund pays $25,000 annually for certain administrative services and office space.

If you have any questions concerning the Fund or the enclosed information, please call me.

On behalf of the Board of Directors,



/S/ Joel D. Tauber
President

Enclosures

             KEYCO BOND FUND, INC.
          REPORT ON AUDIT OF FINANCIAL STATEMENTS
           for the year ended September 30, 1999




Keyco Bond Fund, Inc.
Contents                                            Pages

Report of Independent Accountants                   1

Financial Statements:

      Statement of Assets and Liabilities as of
       September 30, 1999                                  2

      Statement of Operations for the Year Ended
       September 30, 1999                                  3

      Statement of Changes in Net Assets for the Years
         Ended September 30, 1999 and 1998                       4

        Notes to Financial Statements                            5-6

Supplemental Schedules:

        Schedule of Portfolio Investments, September 30, 1999    7-8

        Financial Highlights for the Years Ended September 30,
         1999, 1998, 1997, 1996 and 1995                         9

                    [PricewaterhouseCoopers Letterhead]


Report of Independent Accountants


To the Board of Directors and Shareholders of Keyco Bond Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities of Keyco Bond Fund, Inc., including the schedule of portfolio investments, as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended present fairly, in all material respects, the financial position of Keyco Bond Fund, Inc. as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
Our procedures included confirmation of securities owned as of September 30, 1999 by correspondence with the custodian. We believe that our audits provide a reasonable basis for the opinion expressed above.


/S/ PricewaterhouseCoopers LLP

October 22, 1999

Keyco Bond Fund, Inc.
Statement of Assets and Liabilities
as of September 30, 1999


                                  ASSETS

Investments in securities, at fair value (cost $24,685,886)      $25,571,854

Cash                                                                  85,021

Accrued interest receivable                                          503,373
                                                                 -----------

     Total assets                                                 26,160,248
                                                                 -----------

                                LIABILITIES

Dividends payable                                                    215,434

Accrued liabilities                                                      841
                                                                 -----------

     Total liabilities                                               216,275
                                                                 -----------
Net assets applicable to outstanding capital shares,
 equivalent to $20.47 per share based on 1,267,258 shares
 of capital stock outstanding                                    $25,943,973
                                                                 ===========

The accompanying notes are an integral part of the financial statements.

Keyco Bond Fund, Inc.
Statement of Operations
for the year ended September 30, 1999



Interest income                                                  $1,496,155

Expenses:
  Legal and accounting                          $      39,071
  Custodial fee                                        12,000
  Directors' fees                                       2,000
  Miscellaneous expense                                 1,433
                                                -------------
    Total expenses                                                   54,504
                                                                 ----------
    Net investment income                                         1,441,651

Realized loss on investments:
  Proceeds from maturity, calls and sales           5,714,974
  Cost of securities matured, called or sold        5,774,497
                                                -------------
    Realized loss on investments                                    (59,523)

Unrealized depreciation of investments:
  Investments held, September 30, 1999:
    At cost                                        24,685,886
    At fair value                                  25,571,854
                                                -------------
    Unrealized appreciation, September 30, 1999       885,968
      Less unrealized appreciation,
        September 30, 1998                          2,070,267
                                                -------------
    Unrealized depreciation of investments                       (1,184,299)
                                                                -----------
Increase in net assets resulting from operations                $   197,829
                                                                ===========
The accompanying notes are an integral part of the financial statements.

Keyco Bond Fund, Inc.
Statement of Changes in Net Assets
for the years ended September 30, 1999 and 1998


                                                   1999             1998

Net assets, beginning of period                 $27,190,818     $27,123,058

Changes in net assets from operations:
  Net investment income                           1,441,651       1,499,756
  Realized gain (loss) on investments               (59,523)        153,871
  Unrealized appreciation (depreciation) of
    investments                                  (1,184,299)        105,533
                                                -----------     -----------
        Increase in net assets from operations      197,829       1,759,160

Changes in net assets from capital transactions:
  Dividends declared from net investment income  (1,444,674)     (1,533,382)
  Dividends declared from net capital gains           -            (158,018)
                                                -----------     -----------
        Net increase (decrease) in net assets    (1,246,845)         67,760
                                                -----------     -----------
        Net assets, end of period               $25,943,973     $27,190,818
                                                ===========     ===========
The accompanying notes are an integral part of the financial statements.

Keyco Bond Fund, Inc.
Notes to Financial Statements

1.      Significant Accounting Policies:

        Keyco Bond Fund, Inc. (the "Fund") has registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management company. The Fund became qualified as a regulated investment company under the Internal Revenue Code on October 1, 1979. Management intends to distribute to the shareholders substantially all earnings from that date. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

        a. Security Valuation: The Fund has invested substantially all of its assets in long-term state and municipal debt obligations. Investments in these tax-exempt securities are stated at fair value. The fair value of the investments is provided by the Fund's custodian, who utilizes a matrix pricing system. The principal amount of each bond, as reflected in the schedule of portfolio investments, is due at maturity when the bond must be redeemed by the issuer.

        b. Federal Income Taxes: It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income to its shareholders. Therefore, no federal income tax provision is recorded.

        c. Other: Security transactions are accounted for on a trade-date basis. Cost of securities sold is determined by specific identification. Distributions to shareholders are recorded when declared. Interest on investments is recorded as earned.

        d. Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.      Net Assets Applicable to Outstanding Capital Shares:

        Details of net assets applicable to outstanding capital shares are as follows:

        Capital stock, $.02 par value; authorized 3,000,000
         shares; issued and outstanding 1,267,258 shares at
         September 30, 1999                                     $    25,345
        Additional paid-in capital                                  730,733
        Retained earnings prior to July 1, 1979                  24,093,500
        Accumulated undistributed net investment income             267,950
        Accumulated undistributed net realized loss from
         securities transactions                                    (59,523)
        Net unrealized appreciation of investments,
         September 30, 1999                                         885,968
                                                                -----------
            Net assets, September 30, 1999                      $25,943,973
                                                                ===========


3.      Purchases and Dispositions of Securities:

        The cost of purchases and the proceeds from dispositions of securities, other than United States government obligations and short-term notes, aggregated $5,683,286 and $5,714,974, respectively.


4.      Portfolio Manager:

        The Fund does not retain the services of an investment advisor or a third-party portfolio manager. The Fund, acting through its officers and with the review provided by the Board, makes investment decisions internally.


5.      Related Parties:

        Legal and accounting expenses incurred include $25,000 for accounting and administrative services provided by an entity owned by an officer of the Fund.


Keyco Bond Fund, Inc.
Schedule of Portfolio Investments
September 30, 1999

Long-Term State and                                                     Principal                    Fair
Municipal Obligations                                                   Amount         Cost          Value
Bay City, Michigan, Electric Utility Revenue, 6.6%, January 2012      $  500,000    $  494,900    $  526,345
Capac, Michigan, Community School District, 6.25%, July 2003             100,000        96,920       102,426
Central Michigan University, 5.3%, October 2006                           70,000        66,345        71,634
Crosswell and Lexington, Michigan, Community Schools
  Building and Site, 6%, May 2016                                        500,000       500,000       507,760
Dearborn, Michigan, School District, 6.7%, May 2000                      135,000       147,775       137,337
Detroit, Michigan, FSA, Series A, 5%, April 2019                         640,000       601,811       575,834
Detroit, Michigan, Distributable State Aid, 5.2%, May 2007               520,000       516,001       529,433
Detroit, Michigan, City School District, 4.95%, May 2005                 200,000       186,398       201,350
Detroit, Michigan, Sewage Disposal, Series A, 5.7%, July 2013             20,000        21,345        21,257
Detroit, Michigan, Sewage Disposal, Series A, 5.7%, July 2013             80,000        85,381        80,498
Detroit, Michigan, Sewage Disposal, Series B, 5.25%, July 2015           500,000       484,270       483,320
East Detroit, Michigan, School District, 4.9%, May 2016                  500,000       494,290       455,425
Grand Rapids, Michigan, Community College, 5.375%, May 2016              400,000       418,420       389,916
Grand Rapids, Michigan, Sanitary Sewer System, 6%, January 2012          500,000       500,000       528,665
Jackson County, Michigan, 5%, April 2006                                 300,000       277,173       304,152
Lansing, Michigan, School District, 6.8%, May 2004                       460,000       512,067       503,778
Lincoln, Michigan, Consolidated School District, 5%, May 2018            170,000       170,000       157,194
Madison, Michigan, District Public Schools, 5.125%, May 2018             750,000       711,555       697,672
Michigan Municipal Bond Authority Revenue, Local Government
  Wayne County, PJ-GRP 1213, 7.4%, December 2002                       1,075,000     1,065,497     1,172,997
Michigan Municipal Bond Authority Revenue, State Revolving
  Fund, 6.5%, October 2010                                               550,000       599,769       607,854
Michigan Municipal Bond Authority Revenue, State Revolving
  Fund, 6.55%, October 2013                                              100,000       109,445       108,124
Michigan Municipal Bond Authority Revenue, Local Government
  Loan Program, 6%, December 2013                                        130,000       134,940       136,305
Michigan Municipal Bond Authority Revenue, Local Government
  Loan Program, 5.375%, November 2017                                    150,000       154,161       144,207
Michigan Public Power Agency Revenue, Belle River, 5.25%, January 2018   425,000       410,418       404,825
Michigan State Building Authority Revenue, 5.125%, October 2008          100,000        91,772       100,590
Michigan State Building Authority Revenue, Series I, 5.875%,
  October 2008                                                           400,000       428,888       424,960
Michigan State Building Revenue, Series I, 5.3%, October 2012            500,000       418,505       495,830
Michigan State Building Authority Revenue, Series I, 5%, October 2014    210,000       210,000       208,211
Michigan State Housing Development Authority, Rental Housing
  Revenue, 5.375%, April 2004                                             70,000        71,537        72,328
Michigan State Housing Development Authority, Rental Housing
  Revenue, 5.6%, April 2006                                              500,000       489,640       519,390
Michigan State University Revenue, 6.125%, August 2010                 1,200,000     1,190,892     1,270,848
Michigan State Trunk Line, Series A, 5.75%, October 2012                 250,000       248,673       260,325
Pinckney, Michigan, Community Schools, Livingston and
  Washtenaw Counties, 5.5%, May 2004                                     300,000       268,500       306,213
Plymouth-Canton, Michigan, Community School District,
  5.5%, May 2013                                                         100,000       104,191       100,615
Portage, Michigan, Public Schools, 5.7%, May 2012                        230,000       227,619       243,232
South Lyon, Michigan, Community Schools, 6.25%, May 2014                  55,000        58,592        56,251
Sturgis, Michigan, Government Hospital, 6.55%, October 2000              325,000       308,750       329,329
Sturgis, Michigan, Government Hospital,  6.6%, October 2001              250,000       237,500       252,930
University of Michigan, Hospital Revenue, 7%, December 2021               75,000        78,366        79,159
Wayland, Michigan, Unified School District, 5.125%, May 2017           1,025,000       976,231       960,035
Wayne County, Michigan, Airport Revenue, Series B,
  5.25%, December 2015                                                   135,000       136,832       128,901
West Bloomfield, Michigan, School District, 5%, May 2006                 100,000        92,357       101,565
Wyandotte, Michigan, Downtown Development, 6.25%,  December 2008         750,000       727,440       819,952
Alaska State Housing Finance Corporation, 6.1%, June 2007                135,000       135,000       142,696
Alaska State Housing Finance Corporation, 6.2%, June 2008                255,000       255,000       269,489
District of Columbia, MBIA, Series B, 6.3%, June 2007                    250,000       263,922       267,453
Gainesville, Florida, Utilities System Revenue, 6.5%, October 2014       750,000       724,900       754,440
Honolulu, Hawaii, New Public Housing Authority, 5.75%, August 2008       290,000       258,381       296,508
Honolulu, Hawaii, New Public Housing Authority, 5.75%, August 2009       700,000       622,804       715,561
Maryland State Health and Higher Educational Facilities Authority Revenue
  Johns Hopkins Hospital Redevelopment Issue, 6.625%, July 2008          455,000       455,000       482,992
Mercer County, New Jersey, Improvement Authority Revenue,
  State Justice Complex, 6.4%, January 2018                              500,000       463,270       543,505
Akron, New York, Central School District, 5.9%, June 2014                100,000       108,776       103,034
Metropolitan Transportation Authority, New York, Commuter Facilities
  Revenue, 5.25%, July 2017                                              310,000       299,541       292,869
Monroe County, New York, Water Improvement, 5.5%, December 2008          610,000       589,034       624,256
New York, New York, City Municipal Assistance Corporation,
  6%, July 2008                                                          750,000       755,625       774,840
New York, New York, City Municipal Water Finance Authority,
  Water-Sewer System Revenue, 6.75%, June 2016                           200,000       206,384       210,848
New York, New York, City Municipal Water Finance Authority,
  Water-Sewer System Revenue, 6.75%, June 2016                           200,000       206,384       207,748
New York State Refunding, 6.1%, November 2008                            500,000       500,000       530,555
Ohio State Building Authority, State Transportation Facilities, 7%,
  September 2003                                                         350,000       389,162       367,066
Erie County, Hospital Authority PA Revenue, Erie County Geriatric Center,
  U. S. Treasury, 6.25%, July 2011                                       905,000       899,172       923,019
Puerto Rico Commonwealth Highway and Transportation  Authority
  Highway Revenue, 6.25%, July 2012                                      500,000       544,085       544,065
Puerto Rico Industrial, Tourist, Educational, Medical and  Environmental
  Control Facilities Financing Authority, 1998 Series A, 5.375%,
  October 2013                                                         1,000,000     1,044,010       996,590
Met. Government Nashville and Davidson County, Tennessee,
  Health and Educational Facilities Board Revenue,  Meharry
  Medical College-HEW, collateralized, 7.875%, December 2004             165,000       162,059       178,292
Austin, Texas, Utility System Revenue, 6%, April 2006                    500,000       474,565       536,925
Sherman, Texas, New Public Housing Authority, 5.75%, March 2006          200,000       178,876       204,828
Virginia State Housing Development Authority, Multifamily
  Mortgage Section 8 Assisted, 8.25%, November 2012                       25,000        24,770        25,303
                                                                     -----------   -----------   -----------

  Total investments                                                  $25,000,000   $24,685,886   $25,571,854
                                                                     ===========   ===========   ===========

Keyco Bond Fund, Inc.
Financial Highlights

Contained below are per share operating performance data for a share outstanding, total investment return, ratios and supplemental data.  This information has been derived from information provided in the financial statements.

                                                                        Years Ended September 30,
                                                              --------------------------------------------
                                                              1999      1998      1997      1996      1995
                                                              ----      ----      ----      ----      ----
Per Share Operating Performance:
  Net asset value, beginning of period                       $21.46    $21.40    $21.14    $21.18    $20.73
                                                             ------    ------    ------    ------    ------
      Net investment income                                    1.13      1.18      1.22      1.24      1.25

      Net realized and unrealized gain (loss) on investments  (0.98)     0.21      0.28     (0.02)     0.45
                                                             ------    ------    ------    ------    ------
      Total from investment operations                         0.15      1.39      1.50      1.22      1.70
                                                             ------    ------    ------    ------    ------
      Less distributions from:
        Net investment income                                 (1.14)    (1.21)    (1.23)    (1.24)    (1.25)
        Net realized gain on investments                         -      (0.12)    (0.01)    (0.02)       -
                                                             ------    ------    ------    ------    ------
      Total distributions                                    ( 1.14)   ( 1.33)   ( 1.24)   ( 1.26)   ( 1.25)
                                                             ------    ------    ------    ------    ------
  Net asset value, end of period                             $20.47    $21.46    $21.40    $21.14    $21.18
                                                             ======    ======    ======    ======    ======
Total Return per Share Net Asset Value (a)                      .7%      6.5%      7.1%      5.8%      8.2%

Ratios and Supplemental Data:
  Net assets, end of period (in 000s)                       $25,944   $27,191   $27,123   $26,796   $26,840
  Ratio of net investment income to average net assets         5.4%      5.5%      5.8%      5.8%      6.0%
  Ratio of expenses to average net assets                       .2%       .2%       .2%       .2%       .2%
  Portfolio turnover rate                                     21.6%     13.8%      3.5%      9.2%      9.4%

(a)      Total investment return based on per share net asset value reflects the percent return calculated on beginning of period net asset value and assumes dividends and capital gain distributions were not reinvested.  These percentages are not an indication of the performance of a shareholder's investment in the Fund.

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